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Exhibit 99.6

MUTUAL RELEASE

January 24, 2003

        THIS MUTUAL RELEASE ("Mutual Release") is made by and between each of Ravich Revocable Trust of 1989 (Jess M. Ravich, Trustee), Libra Securities, LLC, a Delaware limited liability company ("Libra"), the United States Small Business Administration as Receiver for Interequity Capital Partners, LP ("Interequity"), TCW Shared Opportunity Fund II, L.P., Shared Opportunity Fund IIB, LLC, The Charles and Adele Thurnher Living Trust Dated December 7, 1989 (Charles Thurnher, Trustee), The Morrish Community Property Trust Dated April 15, 1998 (Robert G. Morrish, Trustee), and Jean Smith, Stanley J. Schrager, Richard Coppersmith, Rand Ravich and Jess M. Ravich, individually (all such parties being collectively referred to below as the "Holders"), YouthStream Media Networks, Inc. ("YouthStream") and Network Event Theater, Inc. ("NET"), each of which is a Delaware corporation (collectively with the Holders, the "Parties"). Capitalized terms not otherwise defined in this Mutual Release shall have the meaning set forth in the Restructuring Agreement dated as of January 20, 2003 (the "Restructuring Agreement") by and among the Parties (except for Libra).

        For good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby agree as follows:

1.
Each of the Holders fully and unconditionally releases and discharges YouthStream and NET and their respective subsidiaries, and each of their respective past and present directors and officers (in their individual capacities as well as in their capacities as such), and their respective heirs, executors, administrators, successors and assigns, and each of them, from all claims or causes of action, whether known or unknown, which any of the Holders ever had or now has against any of them arising out of any act or occurrence prior to, or any state of facts existing as of, the date of this Mutual Release, including, but not limited to, all claims and causes against any of the directors or officers of YouthStream or NET or their respective subsidiaries arising out of any act or omission in connection with their services as such.

2.
YouthStream and NET fully and unconditionally release and discharge the Holders and their respective subsidiaries, and each of their respective past and present members, directors, officers, partners and trustees (in their individual capacities as well as in their capacities as such), and their respective heirs, executors, administrators, successors and assigns, and each of them, from all claims or causes of action, whether known or unknown, which any of YouthStream or NET ever had or now has against any of them arising out of any act or occurrence prior to, or any state of facts existing as of, the date of this Mutual Release, including, but not limited to, all claims and causes against any of the directors or officers of the Holders or their respective subsidiaries arising out of any act or omission in connection with their services as such.

3.
Notwithstanding anything to the contrary in this Mutual Release, the Holders, YouthStream and NET do not release or discharge, and this Mutual Release shall not apply to, any claim or cause of action of the Holders against YouthStream or NET or any of their respective subsidiaries or of YouthStream or NET against the Holders arising out of (a) the Restructuring Agreement dated January 20, 2003 among YouthStream, NET and the Holders, (b) any preferred stock, promissory note or other instrument issued to any of the Holders pursuant to the Restructuring Agreement or (c) relating to such person's service as a director or officer of YouthStream, NET or their respective subsidiaries after the date of this Mutual Release. Additionally, this Mutual Release shall not apply to YouthStream's and NET's obligations to Libra under Section 5 (Indemnification) of the May 9, 2002 agreement between those parties, and Exhibit A thereof, as indicated in Ex. 1(g) to the Restructuring Agreement.

4.
If a bankruptcy or other similar proceeding is initiated at any time after the consummation of the Restructuring Agreement, and pursuant to such proceeding, any Holder is required by court order to repay to YouthStream, NET, any creditor of YouthStream or NET or any other person or entity other than such Holder all or any portion of any cash amount paid to such Holder or any common stock, Preferred Stock or New Notes issued to such Holder pursuant to the Restructuring Agreement (the "Court Order"), then, notwithstanding anything to the contrary herein or included in the Restructuring Agreement or the other agreements contemplated hereby, (i) neither YouthStream nor NET shall object to such Holder's filing of a proof of claim with the court adjudicating such proceeding, (ii) YouthStream and NET shall take all other steps reasonably necessary to permit such Holder to make a claim relating to, reinstate a claim relating to and/or otherwise be paid, and (iii) YouthStream, NET and such Holder agree that the Holder shall be entitled to a claim against YouthStream and/or NET for an amount equal to the unpaid principal amount and accrued interest on such Holder's 2003 Notes and/or 2005 Notes held immediately prior to the closing of the transactions contemplated by the Restructuring Agreement less (A) the amount of any cash payments received by the Holder hereunder and not required under the Court Order to be returned by the Holder, and (B) the value (as determined below) of any Preferred Stock or New Notes received by the Holder and not required by the Court Order to be returned by the Holder; provided that for the purposes hereof, the value of any New Notes shall be deemed to be the principal amount thereof, and the value of any Preferred Stock shall be deemed to be $4 per share. All of the other rights and obligations set forth in the Restructuring Agreement (including any exhibits to the Restructuring Agreement) shall remain in full force and effect. Each of the Holders agrees that nothing in this Mutual Release shall be affected by any event or occurrence after the date of this Mutual Release, including, but not limited to, the occurrence of any Event of Default under any of the New Notes (as defined in section 3 of each of the New Notes) or the issuance of any Court Order (as defined in section 10(a) of the Restructuring Agreement), except that the Holders shall be entitled to claims against YouthStream and NET solely as expressly provided in Sections 3 and 4 of this Mutual Release.

5.
Each of the undersigned persons represents and warrants that (a) he or she is authorized to execute this Mutual Release on behalf of YouthStream, NET or the respective Holders, (b) that this Mutual Release has been duly authorized by, and duly executed and delivered on behalf of, YouthStream, NET or the Holder on whose behalf he or she is executing this Mutual Release and is binding upon and enforceable against that YouthStream, NET or the Holder in accordance with its terms, and (c) that YouthStream, NET, or the Holder on whose behalf he or she is executing this Mutual Release has not assigned or transferred or purported to assign or transfer to any person or entity all or any part of or interest in any claim or cause of action released or discharged hereby.

6.
This Mutual Release shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made and to be performed in New York and cannot be changed or terminated orally.

7.
The invalidity, illegality or unenforceability in any jurisdiction of any provision of this Mutual Release or the Restructuring Agreement shall not affect or impair the remaining provisions in this Mutual Release.

        IN WITNESS WHEREOF, the undersigned have executed this Mutual Release as of the day and year first above written.

RAVICH REVOCABLE TRUST OF 1989
By:	/s/ Jess M. Ravich, Trustee
UNITED STATES SMALL BUSINESS ADMINISTRATION AS RECEIVER FOR INTEREQUITY CAPITAL PARTNERS, LP
By:	/s/ Thomas G. Morris
SHARED OPPORTUNITY FUND IIB, LLC
By:	/s/
By:	/s/
THE CHARLES AND ADELE THURNHER LIVING TRUST
Dated December 7, 1989
By:	/s/ Charles Thurnher
/s/ Jean Smith, individually
/s/ Stanley J. Schrager, individually
/s/ Richard Coppersmith, individually

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LIBRA SECURITIES, LLC
By:	/s/ Name: Jess M. Ravich Title: Chief Executive Officer
NETWORK EVENT THEATER, INC.
By:	/s/ Name: Harlan Peltz Title: Director
TCW SHARED OPPORTUNITY FUND II, L.P.
By:	/s/
By:	/s/
MORRISH COMMUNITY PROPERTY TRUST
Dated April 15, 1998
By:	/s/ Robert G. Morrish
/s/ Rand Ravich, individually
/s/ Jess M. Ravich, individually
YOUTHSTREAM MEDIA NETWORKS, INC.
By:	/s/ Name: Harlan Peltz Title: Chairman

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  Exhibit 99.6
MUTUAL RELEASE